SECOND AMENDMENT TO
                            AGREEMENT TO AMEND/EXTEND
                             WATER SERVICE AGREEMENT
                                     FOR THE
                                  SKY RANCH PUD

                                                                   March 5, 2004
                                                                   -------------

RE: Water Service Agreement dated October 31, 2003 by and between AIRPARK METROPOLITAN DISTRICT ("AMD"); ICON INVESTORS I LLC ("DEVELOPER"); PURE CYCLE CORPORATION ("PURECYCLE"); and RANGEVIEW METROPOLITAN DISTRICT "(RANGEVIEW") relating to the provisions of water services to the Sky Ranch PUD (Arapahoe County case No. Z01-010).

This  Amendment,  dated  March  5, 2004, shall amend the aforesaid water service
                         --------------
agreement  as  follows:

     Section 10.2, Termination Contingency, Subsection (c) shall be amended to read as follows:

     (c)  Water  Rights. If AMD or the DEVELOPER are satisfied with the opinions
          -------------
          of water counsel provided pursuant to Section 6.03(e), AMD or the DEVELOPER shall have the right to terminate this agreement by giving written notice to RANGEVIEW and PURECYCLE. In the event shall AMD or DEVELOPER have the right to terminate this Agreement pursuant to this Section after the Board of County Commissioners of Arapahoe County has approved the PDP, on March 20, 2004, whichever is latest.

AIRPARK  METROPOLITAN  DISTRICT

By:    [signature  not  legible]
     ----------------------------------

     ----------------------------------


ICON  INVESTORS  I  LLC,  a  Colorado  Limited  Liability  Company

By:  AIRWAY  PARK  MANAGER  LLC,  A  COLORADO  LIMITED  LIABILITY  COMPANY

By:    [signature  not  legible]
     ----------------------------------

     ----------------------------------


PURE  CYCLE  CORPORATION,  a  Delaware  Corporation

By:  /s/  Mark  Harding
     ----------------------------------
     Mark  Harding,  President


RANGEVIEW  METROPOLITAN  DISTRICT

By:  /s/  Thomas  P.  Clark
     ----------------------------------
     Thomas  P.  Clark,  Director


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